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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) FEBRUARY 24, 2000


                            PRIMA ENERGY CORPORATION
             (Exact name of Registrant as specified in its charter)

               DELAWARE                              0-9408                             84-1097578
     (State or other jurisdiction of               (Commission                       (I.R.S. Employer
     incorporation or organization)                file number)                      Identification No.)
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                    1801 BROADWAY, SUITE 500, DENVER CO 80202
               (Address of principal executive offices) (Zip Code)

                                 (303) 297-2100
              (registrant's telephone number, including area code)

                                    NO CHANGE
          (Former name or former address, if changed from last report.)

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ITEM 5.  OTHER EVENTS

         On February 24, 2000, Prima Energy Corporation, a Delaware corporation, issued a press release reporting year end oil and natural gas reserve information. The release also reported the Company's estimated year 2000 capital expenditures budget and a summary of year 1999 capital expenditures. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7c.   EXHIBITS

         The following exhibit is filed herewith pursuant to the provisions of
Item 601 of Regulation S-K.

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
         Exhibit
         Table No.         Document                                             Exhibit No.
         ---------         --------                                             -----------
            99             Prima Energy Corporation Press                           99.1
                           Release dated February 24, 2000
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           PRIMA ENERGY CORPORATION
                                                (Registrant)



Date    February 24, 2000                  By  /s/ Richard H. Lewis
                                               --------------------------

                                               Richard H. Lewis,
                                               President and
                                               Principal Financial Officer


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                               INDEX TO EXHIBITS


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
EXHIBIT
NUMBER                   DESCRIPTION
--------                 -----------
EX. 99.1            Prima Energy Corporation Press Release dated February 24,
                    2000.
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